Exhibit 99.2

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is hereby entered into as of this 21st day of December 2017, by and between Caesars Growth Properties Holdings, LLC, a Delaware limited liability company (“CGPH”), and Caesars Entertainment Resort Properties, LLC, a Delaware limited liability company (“CERP” and together with CGPH, the “Merging Entities”).

W I T N E S S E T H:
WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions stated herein and pursuant to Section 18-209 of the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as amended from time to time (the “Act”), CERP be merged with and into CGPH, and that CGPH be the surviving entity of such merger (the “Merger”);
WHEREAS, the managers of CERP have (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, (ii) resolved to submit this Agreement to the sole member of CERP for its approval of the adoption thereof, and (iii) recommended that the sole member of CERP approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Merger;
WHEREAS, each of Caesars Entertainment Resort Properties Holdco, LLC, a Delaware limited liability company (“CERPH”), as the sole member of, and owner of all of the interests in, CERP, and Caesars Growth Properties Parent, LLC, a Delaware limited liability company (“CGPP”), as the sole member of, and owner of all of the interests in, CGPH, has approved this Agreement and the consummation of the Merger; and
WHEREAS, to the extent applicable, all approvals, consents, covenants and other requirements under applicable gaming laws, rules and regulations and/or required by applicable gaming authorities, have been obtained or otherwise satisfied in connection with the Merger and the transactions contemplated thereby.
NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:
PLAN AND AGREEMENT
1.Effective Time of the Merger. After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, as CGPH shall determine, and if this Agreement is not terminated in accordance with Section 5, CGPH, which shall be the surviving entity of the Merger, shall execute and file a Certificate of Merger, substantially in the form attached hereto as Exhibit A (the “Certificate of Merger”), with the Secretary of State of the State of Delaware in accordance with the requirements of the Act, and make any other filings or recordings as may be required by Delaware law in connection with the Merger. The Merger shall become effective at the time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as may be specified therein (the “Effective Time”). CGPP and each manager and officer of CGPH is hereby designated as an “authorized person” of CGPH within the meaning of the Act and is hereby authorized, for and on behalf of CGPH, to execute, deliver and cause the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.
2.The Merger and Surviving Company. At the Effective Time, CERP shall be merged with and into CGPH, with CGPH continuing as the surviving entity of the Merger, which will be renamed to “Caesars Resort Collection, LLC” pursuant to the Certificate of Merger (the “Surviving Company”), in accordance with Section 18-209 of the Act.
3.Effect of the Merger.
a.The Merger shall have the effects set forth in this Agreement and the applicable provisions of the Act. Without limiting the generality of the foregoing, and subject to the applicable provisions of the Act, at the Effective Time, the separate existence of CERP will cease, and CGPH will possess all the rights, privileges and powers of CERP, and all property, real, personal and mixed, and all debts due to CERP, as well as all other things and causes of action belonging to CERP, will be vested in CGPH, and shall thereafter be the property of CGPH as they were of CERP, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in CERP, will not revert or be in any way impaired by reason of the Act; and all rights of creditors and all liens upon any property of CERP will be preserved unimpaired, and all debts, liabilities and duties of CERP will attach to CGPH and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. The parties hereby acknowledge and agree that all acts, plans, policies, agreements, arrangements, approvals and authorizations of CERP and its agents which were valid and effective immediately prior to consummation of the Merger will be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of CGPH and will be as effective and binding thereon, in each case as the same were with respect to CERP.
b.At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto, (a) notwithstanding any provision of the limited liability company agreement of CGPH in effect immediately prior to the Effective Time (the “Prior Operating Agreement”) and without any further action by any other person or entity, pursuant to Section 18-209(f) of the Act, the Prior Operating Agreement shall automatically be amended and restated to read in its entirety in the form set forth in Exhibit B hereto (the “Amended and Restated Operating Agreement”) (such Amended and Restated Operating Agreement replacing and superseding the Prior Operating Agreement in its entirety and being the limited liability company agreement of the Surviving Company) unless and until amended in accordance with its terms and applicable law, and (b) the certificate of formation of CGPH in effect immediately prior to the Effective Time, as amended pursuant to the Certificate of Merger, shall be the certificate of formation of the Surviving Company unless and until amended in accordance with applicable law.
c.At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto or any other person or entity, pursuant to Sections 18-301(b)(3) and 18-101(7)(b) of the Act and notwithstanding any provision of the Prior Operating Agreement or the Amended and Restated Operating Agreement, CERPH, as the holder of all of the limited liability company interest in CERP that are to be converted into limited liability company interests in CGPH in accordance with Section 4(a), shall automatically, and without any further action of any other person or entity being required, be admitted as, and become a member of, the Surviving Company and shall be bound by the Amended and Restated Operating Agreement of the Surviving Company.
4.Effect of the Merger on Limited Liability Company Interest in CERP.
a.At the Effective Time, by virtue of the Merger and without any action of the part of the parties hereto or any other person or entity, (i) the limited liability company interest in CERP held by CERPH and the limited liability company interest in CGPH held by CGPP shall each be converted into that percentage of limited liability company interest in the Surviving Company as set forth in the Amended and Restated Operating Agreement of the Surviving Company, such that, upon the Effective Time, CERPH shall hold 47.74103724% of the limited liability company interest in the Surviving Company and CGPP shall hold the remaining 52.25896276% of the limited liability company interest in the Surviving Company, and (ii) CGPP shall continue as a member of the Surviving Company, and CERPH and CGPP shall be the sole members of the Surviving Company holding all of the limited liability company interest in the Surviving Company.
b.At the Effective Time, by virtue of the Merger and without any action of the part of the parties hereto or any other person or entity, (i) CERPH, as holder of all of the limited liability company interest in CERP, shall, except as provided in Section 4(a), cease to have any rights as holder of such interest, and (ii) any limited liability company interest in CERP shall cease to be outstanding, and there shall be no further transfer of any limited liability company interest in CERP that was outstanding immediately prior to the Effective Time.
5.Termination and Abandonment. This Agreement may be terminated and the transactions contemplated hereby, including, without limitation, the Merger, may be abandoned at any time prior to the Effective Time, to the fullest extent permitted by applicable law, by action of CGPH.
6.Further Assurances. If at any time the Surviving Company shall consider or be advised that any further assignments or assurances or any other action is necessary or desirable to vest title to any property or rights of the Merging Entities in the Surviving Company in accordance with the terms of this Agreement, or otherwise to carry out this Agreement or the Merger, the parties hereto (and/or their proper representatives) shall, or shall cause to, and will, or will cause to, execute and make all such proper assignments and assurances and take all action necessary or proper to vest title in such property or rights in the Surviving Company, or otherwise to carry out this Agreement or the Merger.
7.Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
8.Amendment and Waivers. Any term or provision of this Agreement may be amended at any time prior to the Effective Time by an agreement in writing signed by or on behalf of each of the parties hereto, provided, however, no amendment shall be made to this Agreement that by law requires further approval or authorization by CERPH or CGPP, as the case may be, without such further approval or authorization. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. To the fullest extent permitted by law, the waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.
9.Entire Agreement. This Agreement constitutes the complete and entire agreement among the parties and constitutes the complete, final, and exclusive embodiment of their agreement with respect to the subject matter hereof.
10.Assignment; Binding Upon Successors and Assigns. None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
11.Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.
12.Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures of the parties transmitted by electronic transmission shall be deemed to be their original signatures for all purposes.
13.Facsimile or Electric Signatures. This Agreement may be executed and delivered by facsimile or other electronic transmission and upon such delivery the facsimile signature or other electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is duly executed and delivered by each of the Merging Entities as of the date first above written.

CAESARS GROWTH PROPERTIES HOLDINGS, LLC,
a Delaware limited liability company
by: Caesars Growth Properties Parent, LLC
its sole member

by: Caesars Growth Partners, LLC
its sole member

by: Caesars Entertainment Corporation
its managing member

By: /s/ Eric Hession
Name: Eric Hession
Title: Executive Vice President and Chief Financial Officer, Treasurer

CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC
a Delaware limited liability company
By: /s/ Eric Hession
Name: Eric Hession
Title: Treasurer